UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2013 (May 9, 2013)

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52013	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Penn Plaza (4th Floor), New York, New York 10001

(Address of Principal Executive Offices, Including Zip Code)

(212) 246-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The Annual Meeting was held on May 9, 2013.

(b) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934; there was no solicitation in opposition to management’s nominees for directors listed in the Proxy Statement and all such nominees were elected. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 — Election of Directors

The final results of the voting for seven Directors for an annual term are set forth below:

Robert J. Giardina	For	19,104,938
	Withheld	696,617
	Broker non-votes	2,393,225

Paul N. Arnold	For	18,974,353
	Withheld	827,202
	Broker non-votes	2,393,225

Bruce C. Bruckmann	For	17,573,985
	Withheld	2,227,570
	Broker non-votes	2,393,225

J. Rice Edmonds	For	19,085,236
	Withheld	716,319
	Broker non-votes	2,393,225

John H. Flood III	For	19,106,785
	Withheld	694,770
	Broker non-votes	2,393,225

Thomas J. Galligan III	For	18,999,621
	Withheld	801,934
	Broker non-votes	2,393,225

Kevin McCall	For	18,999,676
	Withheld	801,879
	Broker non-votes	2,393,225

Proposal 2 — Ratification of the Appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified. The final results of the voting for this proposal are set forth below:

For	21,553,619
Against	493,969
Abstain	147,192
Broker Non-Votes	0

Proposal 3 — Advisory Vote on Executive Compensation: To approve, in a non-binding, advisory vote, the compensation paid to our named executive officers.

The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers. The final results of the voting for this proposal are set forth below:

For	19,111,594
Against	548,061
Abstain	141,900
Broker Non-Votes	2,393,225

Proposal 4 — Frequency of Advisory Vote on Executive Compensation: To determine, in a non-binding, advisory vote, whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.

The stockholders voted for one year with respect to the frequency with which stockholders are provided a non-binding, advisory vote on the compensation paid to our named executive officers. The final results of the voting for this proposal are set forth below:

1 Yr	16,607,115
2 Yrs	110,670
3 Yrs	2,534,107
Abstain	549,663

As described above, a majority of the votes cast voted, in an advisory, non-binding vote, in favor of having a stockholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s board of directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

May 13, 2013	By:	/s/ David M. Kastin
David M. Kastin
Senior Vice President – General Counsel